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                                                                     Exhibit 24
                                                                     ----------

                             ALLFIRST FINANCIAL INC.

                                Power of Attorney
                                -----------------

         Each of the undersigned persons, in his or her capacity as an officer or director, or both, of Allfirst Financial Inc. (the "Company"), hereby appoints Frank P. Bramble, Susan C. Keating, Maurice J. Crowley, and Robert L. Carpenter, Jr., and each of them, with full power of substitution and re-substitution and with full power in each to act without the others, his or her attorney-in-fact and agent for the following purposes: To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, the Annual Report on Form 10-K for the year ended December 31, 2001, and any amendments or supplements thereto, and to file the same with the Securities and Exchange Commission.

         This power of attorney shall be effective as of the date written opposite the signature of each of the undersigned and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Company.

/s/ Frank P. Bramble                        January 22, 2002
------------------------------------
Frank P. Bramble
Chairman of the Board and
Director

/s/ Susan C. Keating                        January 22, 2002
------------------------------------
Susan C. Keating
President, Chief Executive
Officer and Director

/s/ Maurice J. Crowley                      January 22, 2002
-----------------------------------
Maurice J. Crowley
Executive Vice President and
Chief Financial Officer

/s/ Robert L. Carpenter, Jr.                January 22, 2002
-----------------------------------
Robert L. Carpenter, Jr.
Executive Vice President and
Controller



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/s/ Sherry F. Bellamy                       January 22, 2002
------------------------------------
Sherry F. Bellamy
Director

/s/ James T. Brady                          January 22, 2002
-----------------------------------
James T. Brady
Director

/s/ Michael D. Buckley                      January 22, 2002
------------------------------------
Michael D. Buckley
Director

/s/ Jeremiah E. Casey                       January 22, 2002
------------------------------------
Jeremiah E. Casey
Director

/s/ Edward A. Crooke                        January 22, 2002
------------------------------------
Edward A. Crooke
Director

/s/ John F. Dealy                           January 22, 2002
------------------------------------
John F. Dealy
Director

/s/ Frank A. Gunther, Jr.                   January 22, 2002
------------------------------------
Frank A. Gunther, Jr.
Director


/s/ Margaret M. Heckler                     January 22, 2002
------------------------------------
Margaret M. Heckler
Director

/s/ Gary Kennedy                            January 22, 2002
------------------------------------
Gary Kennedy
Director


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/s/ William T. Kirchhoff                    January 22, 2002
------------------------------------
William T. Kirchhoff
Director

/s/ Andrew Maier II                         January 22, 2002
-----------------------------------
Andrew Maier II
Director

/s/ Thomas P. Mulcahy                       January 22, 2002
-----------------------------------
Thomas P. Mulcahy
Director

/s/ Morton I. Rapoport                      January 22, 2002
-----------------------------------
Morton I. Rapoport
Director

/s/ Michael J. Sullivan                     January 22, 2002
-----------------------------------
Michael J. Sullivan
Director